UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2019 (December 30, 2018)

SIMPLICITY ESPORTS AND GAMING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38188	82-1231127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 15th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 878-3684

SMAAASH ENTERTAINMENT INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Share Exchange Agreement

As previously disclosed in the Current Report on Form 8-K of Simplicity Esports and Gaming Company, formerly known as Smaaash Entertainment Inc. (the “Company”), filed with the Securities and Exchange Commission (“SEC”) on December 28, 2018, on December 21, 2018, the Company entered into a share exchange agreement (as amended by Amendment No. 1 to Share Exchange Agreement, dated December 28, 2018, the “Share Exchange Agreement”) by and among the Company, Simplicity Esports LLC, a Florida limited liability company (“Simplicity”), each of the equity holders of Simplicity (“Simplicity Owners”) and Jed Kaplan, in the capacity as the representative of the Simplicity Owners (the “Representative”), pursuant to which, among other things, the Simplicity Owners agreed to transfer all the issued and outstanding equity interests of Simplicity to the Company in exchange for up to an aggregate of 3,000,000 newly issued shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company (the “Transaction”).

The Share Exchange Agreement provides that the Simplicity Owners will receive an aggregate of 300,000 shares of Common Stock at the closing of the Transaction (the “Closing”) and an additional aggregate of 700,000 shares of Common Stock on January 7, 2019. The Share Exchange Agreement also provided that the Simplicity Owners were entitled to additional payments consisting of (i) an additional aggregate of 500,000 shares of Common Stock once Simplicity has at least two fully operational gaming centers in the United States, (ii) an additional aggregate of 750,000 shares of Common Stock if at any point within five years of the Closing, the Company’s market capitalization equals at least $20 million and (iii) an additional aggregate of 750,000 shares of Common Stock if at any point within five years of the Closing, the Company’s market capitalization equals at least $50 million (each of the additional payments, a “Contingent Payment” and each of the payment conditions, a “Payment Condition”).

On December 30, 2018, the Company, Simplicity and the Representative entered into Amendment No. 2 to Share Exchange Agreement (the “Amendment”), which amended the Share Exchange Agreement to remove the Payment Conditions and the Contingent Payments, and replace the Contingent Payments with a single payment of 2,000,000 shares of Common Stock (the “Share Payment”) payable to the Simplicity Owners upon the Company’s receipt of approval from its stockholders for the issuance of such shares. As amended, the Share Exchange Agreement, requires the Company to promptly seek stockholder approval for the issuance of the 2,000,000 shares of Common Stock, and in the event that the Company does not receive stockholder approval for the issuance by September 30, 2019 the Company and the other parties to the Share Exchange Agreement agree to promptly take all action reasonably necessary so that the name “Simplicity” and any trademarks and copyright and similar rights are transferred to the Representative, and the Company and its affiliates shall thereafter cease to use the name “Simplicity” in any of its operations.

The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Voting Agreement

In connection with the Closing, and as a condition to the Simplicity Owners selling their equity interests in Simplicity to the Company, the Company and the officers and directors of the Company who own shares of Common Stock entered into a Voting Agreement, dated as of December 31, 2018 (the “Voting Agreement”), pursuant to which, among other things, each stockholder party thereto agreed to vote for or consent to, in their capacity as a stockholder and not as an officer or director of the Company, the issuance of the Share Payment. The stockholders also agreed not to (i) transfer their shares, (ii) grant a proxy with respect to such shares, (ii) permit a lien to be placed on their shares, or (iv) take any action that would prevent or impede the stockholder’s ability to perform its obligations under the Voting Agreement, during the Voting Period (as defined in the Voting Agreement).

The foregoing description of the Voting Agreement is qualified in its entirety by reference to the text of the Voting Agreement, a copy of which is included as Exhibit 10.2 to this report and is incorporated herein by reference.

Employment Agreements

On December 31, 2018, the Company entered into an employment agreement with Jed Kaplan, pursuant to which he shall serve as the Co-Chief Executive Officer of the Company until March 31, 2019, at which point he shall automatically become the sole Chief Executive Officer of the Company. Mr. Kaplan shall not receive a salary or other monetary compensation and in lieu thereof he shall receive an equity grant of 10,000 shares of Common Stock per month, which shares shall be fully vested upon grant. Mr. Kaplan shall also be eligible to receive a quarterly bonus in the form of cash or equity shares, and shall be entitled to participate in the Company’s employee benefit plans. The term of Mr. Kaplan’s employment agreement is for an initial one-year term, which shall automatically renew for successive one-year terms unless either party provides 60 days’ advance written notice of its intention not to renew the agreement at the conclusion of the then applicable term. The term of the employment agreement may be terminated by the Company with or without cause or by Mr. Kaplan with or without good reason, as such terms are defined therein. The foregoing description of Mr. Kaplan’s employment agreement is qualified in its entirety by reference to the employment agreement, which is attached hereto as Exhibit 10.3 and is herein incorporated by reference.

On December 31, 2018, the Company also entered into an employment agreement with F. Jacob Cherian, pursuant to which he shall serve as the Co-Chief Executive Officer of the Company until March 31, 2019, at which point he shall automatically cease to be the Co-Chief Executive Officer of the Company. During the term of his employment agreement, Mr. Cherian shall receive (i) a monthly base salary of $8,333.33 and (ii) an equity grant of 3,000 shares of Common Stock per month, which shares shall be fully vested upon grant. Mr. Cherian shall also be eligible to receive a quarterly bonus in the form of cash or equity shares, and shall be entitled to participate in the Company’s employee benefit plans. The term of Mr. Cherian’s employment agreement is for an initial one-year term, which shall automatically renew for successive one-year terms unless either party provides 60 days’ advance written notice of its intention not to renew the agreement at the conclusion of the then applicable term. The term of the employment agreement may be terminated by the Company with or without cause or by Mr. Cherian with or without good reason, as such terms are defined therein. The foregoing description of Mr. Cherian’s employment agreement is qualified in its entirety by reference to the employment agreement, which is attached hereto as Exhibit 10.4 and is herein incorporated by reference.

On December 31, 2018, the Company also entered into an employment agreement with Suhel Kanuga, pursuant to which he shall continue to serve as the Chief Financial Officer of the Company. During the term of his employment agreement, Mr. Kanuga shall receive (i) a monthly base salary of $8,333.33 and (ii) an equity grant of 3,000 shares of Common Stock per month, which shares shall be fully vested upon grant. Mr. Kanuga shall also be eligible to receive a quarterly bonus in the form of cash or equity shares, and shall be entitled to participate in the Company’s employee benefit plans. The term of Mr. Kanuga’s employment agreement is for an initial one-year term which shall automatically renew for successive one-year terms unless either party provides 60 days’ advance written notice of its intention not to renew the agreement at the conclusion of the then applicable term. The term of the employment agreement may be terminated by the Company with or without cause or by Mr. Kanuga with or without good reason, as such terms are defined therein. The foregoing description of Mr. Kanuga’s employment agreement is qualified in its entirety by reference to the employment agreement, which is attached hereto as Exhibit 10.5 and is herein incorporated by reference.

On December 31, 2018, the Company also entered into an employment agreement with Roman Franklin, pursuant to which he shall serve as the President of the Company. During the term of his employment agreement, Mr. Franklin shall receive (i) a monthly base salary of $8,333.33 and (ii) an equity grant of 3,000 shares of Common Stock per month, which shares shall be fully vested upon grant. Mr. Franklin shall also be eligible to receive a quarterly bonus in the form of cash or equity shares, and shall be entitled to participate in the Company’s employee benefit plans. The term of Mr. Franklin’s employment agreement is for an initial one-year term, which shall automatically renew for successive one-year terms unless either party provides 60 days’ advance written notice of its intention not to renew the agreement at the conclusion of the then applicable term. The term of the employment agreement may be terminated by the Company with or without cause or by Mr. Franklin with or without good reason, as such terms are defined therein. The foregoing description of Mr. Franklin’s employment agreement is qualified in its entirety by reference to the employment agreement, which is attached hereto as Exhibit 10.6 and is herein incorporated by reference.

On December 31, 2018, the Company also entered into an employment agreement with Steven Grossman, pursuant to which he shall continue to serve as the President of Simplicity. During the term of his employment agreement, Mr. Grossman shall receive (i) a monthly base salary of $5,208.33 and (ii) an equity grant of 2,000 shares of Common Stock per month, which shares shall be fully vested upon grant. Mr. Grossman shall also be eligible to receive a quarterly bonus in the form of cash or equity shares, and shall be entitled to participate in Company’s employee benefit plans. The term of Mr. Grossman’s employment agreement is for an initial one-year term, which shall automatically renew for successive one-year terms unless either party provides 60 days’ advance written notice of its intention not to renew the agreement at the conclusion of the then applicable term. The term of the employment agreement may be terminated by the Company with or without cause or by Mr. Grossman with or without good reason, as such terms are defined therein. The foregoing description of Mr. Grossman’s employment agreement is qualified in its entirety by reference to the employment agreement, which is attached hereto as Exhibit 10.7 and is herein incorporated by reference.

Each of the employment agreements contain customary non-competition and non-solicitation covenants for a period of one year after the termination of the executive’s employment.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 above is incorporated herein by reference into this Item 2.01.

On December 31, 2018, the Company completed the Closing of the Transaction. Upon the Closing, the Simplicity Owners transferred all of the issued and outstanding equity interests in Simplicity to the Company and Simplicity became a wholly-owned subsidiary of the Company. Upon the Closing, the Company issued the initial partial payment of 300,000 shares of its common stock to the Simplicity Owners.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth in Items 1.01 and 2.01 above are hereby incorporated by reference into this Item 3.02.

The shares of the Common Stock issued in connection with the Transaction were not registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued in reliance upon the exemptions from registration provided by Section 4(a)(2) of the Securities Act. The securities issued in the Transaction may not be offered or sold absent registration or an applicable exemption from the registration requirements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth in Item 1.01 above are hereby incorporated by reference into this Item 5.02.

In connection with the Closing of the Transaction and as required by the Share Exchange Agreement, effective on December 31, 2018, Jed Kaplan, was appointed as a member of the board of directors of the Company and as the Co-Chief Executive Officer of the Company and Steven Grossman, was re-appointed as the President of Simplicity. In addition, effective on December 31, 2018, Roman Franklin, a member of the board of directors of the Company, was appointed as the President of the Company. All of the officers and directors of Simplicity other than Steven Grossman resigned effective upon the Closing.

Jed Kaplan, age 54, has served as a member of the board of directors of the Company and as its Co-Chief Executive Officer since December 31, 2018. Mr. Kaplan has served as the Chief Executive Officer of Shearson Financial Services, a FINRA registered broker dealer, since May 1995. Mr. Kaplan graduated from City University of New York in 1989 with a Bachelor of Business Administration degree. The Company believes Mr. Kaplan’s strong expertise in the financial services industry qualifies him to serve on its board of directors.

Steven Grossman, age 45, has served as the President of the Company’s wholly-owned subsidiary Simplicity Esports LLC since January 2018. Mr. Grossman has been employed by Shearson Financial Services, a FINRA registered broker dealer, since February 2001 and has served as its President since January 2010. Mr. Grossman graduated from Towson University in 1995 with a Bachelor of Science degree.

Mr. Kaplan is Mr. Grossman’s brother-in-law, there are no other family relationships among any of the Company’s directors or executive officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Closing of the Transaction, on January 2, 2019 the Company filed a Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate Amendment”) with the Delaware Secretary of State to change the Company’s name from “Smaaash Entertainment, Inc.” to “Simplicity Esports and Gaming Company”.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the text of the Certificate of Amendment, a copy of which is included as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 8.01 Other Events.

On January 2, 2017, the Company issued a press release announcing the Closing of the Transaction.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation, filed with the Delaware Secretary of State on January 2, 2019.
10.1	Amendment No. 2 to Share Exchange Agreement, dated December 30, 2018, by and among the Company, Simplicity Esports LLC, and Jed Kaplan.
10.2	Voting Agreement, Dated December 31, 2018, between the Company and the stockholders of the Company party thereto.
10.3	Employment Agreement, dated December 31, 2018, between the Company and Jed Kaplan.
10.4	Employment Agreement, dated December 31, 2018, between the Company and F. Jacob Cherian.
10.5	Employment Agreement, dated December 31, 2018, between the Company and Suhel Kanuga.
10.6	Employment Agreement, dated December 31, 2018, between the Company and Roman Franklin.
10.7	Employment Agreement, dated December 31, 2018, between the Company and Steven Grossman.
99.1	Press Release, dated January 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2019

SIMPLICITY ESPORTS AND GAMING COMPANY

By:	/s/ F. Jacob Cherian
Name: F. Jacob Cherian
Title: Co-Chief Executive Officer